EXHIBIT 99(b)
Certificate of Chief Financial Officer of Vulcan Materials Company Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

             I, Mark E. Tomkins, Senior Vice President and Chief Financial Officer of Vulcan Materials Company, certify that the Quarterly Report on Form 10-Q (the "Report") for the quarter ended June 30, 2002, filed with the Securities and Exchange Commission on the date hereof:

(i)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vulcan Materials Company.
/s/Mark E. Tomkins Mark E. Tomkins Senior Vice President and Chief Financial Officer August 13, 2002